Long-term Debt	9 Months Ended
Sep. 30, 2018
Debt Disclosure [Abstract]
Long-term Debt

Note 5. Long-term Debt

Senior Secured Loan Facility

In February 2018, the Company entered into the Loan and Security Agreement that provides a senior secured loan facility of up to an aggregate principal amount of $45.0 million. The first tranche was $20.0 million and was drawn down in February 2018 (“Term A Loan”). The second tranche was $15.0 million and was drawn down in September 2018 (“Term B Loan”). The third tranche is $10.0 million and is available beginning upon approval of the Company’s Gvoke HypoPen New Drug Application (“NDA”) by the U.S. Food & Drug Administration (”FDA”) until the earlier of September 30, 2019 or the 30th day following NDA approval by the FDA.

The interest rate under the Loan and Security Agreement is the thirty-day U.S. LIBOR rate plus 6.75%, which was approximately 8.86% as of September 30, 2018. Payments on the Loan and Security Agreement are interest only for the first 24 months, which can be extended by an additional twelve months if the third tranche is drawn. The total term of the loan is fifty-nine months, and the principal payments will begin in either 36 months or 24 months, contingent on the third tranche being drawn.

Pursuant to the Loan and Security Agreement, the Company provided a first priority security interest in all existing and future-acquired assets, excluding intellectual property and certain other assets, owned by the Company. The Loan and Security Agreement contains a negative pledge on intellectual property owned by the Company. The Company also issued warrants to the Lenders to purchase common stock, which is further discussed in Note 7, “Warrants,” of the notes to unaudited condensed financial statements.

The Loan and Security Agreement allows the Company to voluntarily prepay the outstanding amounts thereunder, but not less than $2.0 million of the outstanding principal at any time. Prior to April 1, 2020, the Company is subject to a prepayment penalty equal to 1.50% of the principal amount being prepaid. In the event the Company draws on the third tranche, the period subject to 1.50% prepayment is extended to April 1, 2021. No prepayment fee exists for prepayments made after April 1, 2020, or April 1, 2021 in the event the third tranche is issued. A final payment fee of 6.5% multiplied by the original principal amount of each tranche drawn is due upon the earlier to occur of the maturity date of the Loan and Security Agreement, the acceleration of the Loan and Security Agreement or prepayment of such borrowings. The Loan and Security Agreement includes a non-utilization fee of 2.0% multiplied by the principal amount of tranche three payable to Lenders in October 2019, if the Company elects not to draw the third tranche.

The Loan and Security Agreement also contains customary indemnification obligations and customary events of default, including, among other things, failure to fulfill certain obligations under the Loan and Security Agreement and the occurrence of a material adverse change in the Company’s business, operations or condition, a material impairment of the prospect of repayment of any portion of the loan, or a material impairment in the perfection or priority of the Lenders’ lien in the collateral or in the value of such collateral. In the event of default under the Loan and Security Agreement, the Company would be required to pay interest on principal and all other due and unpaid obligations at the current rate in effect plus 5%. All such interest would be payable on demand and in cash. Further, the Lenders would be entitled to exercise their remedies thereunder, including the right to accelerate the debt, upon which the Company may be required to repay all amounts then outstanding under the Loan and Security Agreement.

The Loan and Security Agreement includes certain restrictions on, among other things, the Company’s ability to incur additional indebtedness, change the name or location of the business, merge with or acquire other entities, pay dividends or make other distributions to holders of the Company’s capital stock, make certain investments, engage in transactions with affiliates, create liens, open new deposit accounts, sell assets or pay subordinated debt.

The components of debt are as follows:

(in thousands)	DECEMBER 31, 2017	SEPTEMBER 30, 2018
Term A Loan	$—	$20,000
Term B Loan	—	15,000
Less unamortized deferred cost	—	(3,358)

Long-term debt	$—	$31,642

The following table sets forth the Company’s future minimum principal payments (in thousands):

2018	$—
2019	—
2020	9,000
2021	12,000
2022	12,000
2023	2,000

$35,000

The Company incurred total debt issuance costs of $3.7 million, which are reflected as a direct reduction to the term loan balance and are being amortized into interest expense over the life of the loan using the effective interest method. For the nine months ended September 30, 2018, the Company recognized interest expense of $1,490,000, of which $312,000, was related to the amortization of debt issuance costs.